Exhibit 99.1

C&F Financial Corporation NASDAQ: CFFI First Quarter 2026 Investor Presentation

Forward-Looking Statements. Certain statements in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on the beliefs of the Corporation’s management, as well as assumptions made by, and information currently available to, the Corporation’s management, and reflect management’s current views with respect to certain events that could have an impact on the Corporation’s future financial performance. These forward-looking statements relate to expectations concerning matters that are not historical fact, may express “belief,” “intention,” “expectation,” “potential” and similar expressions, and may use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “might,” “will,” “intend,” “target,” “should,” “could,” or similar expressions. These statements are inherently uncertain, and there can be no assurance that the underlying assumptions will prove to be accurate. Actual results could differ materially from those anticipated or implied by such statements. Factors that could have a material adverse effect on the operations and future prospects of the Corporation include, but are not limited to, changes in: (1) interest rates, such as volatility in short-term interest rates or yields on U.S. Treasury bonds, fluctuations in interest rates following actions by the Federal Reserve and increases or volatility in mortgage interest rates, (2) general business conditions, as well as conditions within the financial markets, (3) general economic conditions, including unemployment levels, inflation rates, supply chain disruptions, slowdowns in economic growth and government shutdowns, (4) general market conditions, including disruptions due to pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises, changes in trade policy and the implementation of tariffs, geopolitical tensions, war and other military conflicts (including the conflict in the Middle East and potential associated impacts on interest rates and energy prices) or other major events, or the prospect of these events, (5) average loan yields and securities yields and average costs of interest-bearing deposits and borrowings, (6) financial services industry conditions, including bank failures or rumors of such failures, the soundness of other financial institutions or concerns involving liquidity, along with actions taken by governmental agencies to address such conditions, and the effects on financial institutions, including us, on, among other things, the ability to attract or retain depositors and to borrow or raise capital, (7) labor market conditions, including attracting, hiring, training, motivating and retaining qualified employees, (8) the legislative and regulatory climate, regulatory initiatives with respect to financial institutions, products and services, the Consumer Financial Protection Bureau (the CFPB) and the regulatory and enforcement activities of the CFPB, (9) monetary and fiscal policies of the U.S. Government, including policies of the FDIC, U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System (the Federal Reserve Board), and the effect of these policies on interest rates and business in our markets, (10) demand for financial services in the Corporation’s market areas, (11) the value of securities held in the Corporation’s investment portfolios, (12) the quality or composition of the loan portfolios and the value of the collateral securing those loans, (13) the inventory level, demand and fluctuations in the pricing of used automobiles, including sales prices of repossessed vehicles, (14) the level of automobile loan delinquencies or defaults and our ability to repossess automobiles securing delinquent automobile finance installment contracts, (15) the level of net charge-offs on loans and the adequacy of our allowance for credit losses, (16) the level of indemnification losses related to mortgage loans sold, (17) demand for loan products, (18) deposit flows, (19) the strength of the Corporation’s counterparties, (20) the availability of lines of credit from the FHLB and other counterparties, (21) competition from both banks and non-banks, including competition in the automobile finance market, (22) services provided by, or the level of the Corporation’s reliance upon third parties for key services, (23) the commercial and residential real estate markets, including changes in property values, (24) the demand for residential mortgages and conditions in the secondary residential mortgage loan markets, (25) the Corporation’s technology initiatives and other strategic initiatives, (26) the Corporation’s branch expansion, relocation and consolidation plans, (27) cyber threats, attacks or events, including emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action or increase cybersecurity threats, (28) C&F Bank’s product offerings, and (29) accounting principles, policies and guidelines, and elections by the Corporation thereunder . These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. For additional information on risk factors that could affect the forward-looking statements contained herein, see the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025 and other reports filed with the SEC. The Corporation undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Use of Certain Non-GAAP Financial Measures. The accounting and reporting policies of the Corporation conform to GAAP in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Corporation’s financial condition and performance. These include return on average tangible common equity (ROATCE), tangible common equity to tangible assets (TCE/TA), and tangible book value per share. A reconciliation of the non-GAAP financial measures used by the Corporation to evaluate and measure the Corporation’s financial condition and performance to the most directly comparable GAAP financial measures is presented in an appendix. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. About C&F Financial Corporation. Additional information regarding the Corporation’s products and services, as well as access to its filings with the SEC, are available on the Corporation’s website at http://www.cffc.com. Cautionary Statements First Quarter 2026 Investor Presentation 2

C&F has unique competitive advantages… First Quarter 2026 Investor Presentation 3 Positioned to deliver substantial value creation A clear long-term strategy that we are executing effectively Consistent financial performance with sound risk management Proven leadership driving long-term shareholder value

…well-positioned in Virginia with a clear growth strategy First Quarter 2026 Investor Presentation 4 Company Overview C&F Branch Footprint in Virginia C&F at a Glance Preeminent Community Bank in Virginia C&F is a Virginia-based financial services company providing full-service banking, mortgage, wealth management, and finance solutions through a relationship-driven approach. Focused on understanding and serving the needs of individuals, businesses, and communities, C&F builds long-term value through trust, responsiveness, and local commitment. 31 Branches across VA $2.81 Billion Total Assets $2.04 Billion Total Loans, HFI $2.40 Billion Total Deposits Size $229.6 Million Market Cap • Recent expansion into Southwest Virginia with the opening of a new loan production office in July 2025 • Strong balance sheet and asset quality • Strong community banking funding base with roots in key markets in Virginia • Regional exposure through elite mortgage banking and consumer finance segments • Diverse lines of business with experienced management teams • Top-tier financial performance • Outstanding capital management allows for a quality dividend while maintaining strong capital for organic and non-organic growth

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First Quarter 2026 Investor Presentation

Our Leadership



Thomas F. Cherry
President & CEO
C&F Financial Corporation
Years in Financial Industry: 35



Jason E. Long
EVP & CFO
C&F Financial Corporation
Years in Financial Industry: 23



Rodney W. Overby
EVP & Chief Information Officer
C&F Financial Corporation
Years in Financial Industry: 45



John A. Seaman III
EVP & Chief Credit Officer
C&F Bank
Years in Financial Industry: 45



Matthew Steilberg
EVP & Director Retail Banking
C&F Bank
Years in Financial Industry: 39



Mark J. Eggelston
Regional President, SE Virginia
C&F Bank
Years in Financial Industry: 35



William V. Krebs Jr.
Regional President, Central Virginia
C&F Bank
Years in Financial Industry: 28



Andrew B. Buxbaum
SVP & General Counsel
C&F Bank
Years in Financial Industry: 25



Matthew P. Dolci
SVP Chief Risk Officer
C&F Bank
Years in Financial Industry: 8



Helga H. Ridenhour
SVP & Director of Operations
C&F Bank
Years in Financial Industry: 35



Christopher A. Spillare
SVP & Treasurer
C&F Bank
Years in Financial Industry: 31



Maria R. Sullivan
SVP & Chief HR Officer
C&F Bank
Years in Financial Industry: 15



S. Dustin Crone
President & CEO
C&F Finance Company
Years in Financial Industry: 36



Kevin Jones
SVP Sales
C&F Finance Company
Years in Financial Industry: 32



Tony Lamont
EVP Operations
C&F Finance Company
Years in Financial Industry: 35



C. Shawn Moore
EVP & Chief Credit Officer
C&F Finance Company
Years in Financial Industry: 34



Mark A. Fox
President & CEO
C&F Mortgage Corporation
Years in Financial Industry: 30



Kevin A. McCann
SVP & CFO
C&F Mortgage Corporation
Years in Financial Industry: 28



Madeline M. Witty
SVP & Chief Compliance Officer
C&F Mortgage Corporation
Years in Financial Industry: 40



Natalie C. Zvanya
SVP & Chief Business Development
C&F Mortgage Corporation
Years in Financial Industry: 9

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• Performance & Growth • Our People • Marketing & Brand Recognition • Community Engagement • Cross Company Collaboration • Efficiency and Technology • Risk Management Strategic Initiatives & Opportunities First Quarter 2026 Investor Presentation 7

Our Lines of Business First Quarter 2026 Investor Presentation 8 31 Branches $2.40 billion Total Deposits Community Banking C&F Bank provides community banking services at its 31 banking offices and 5 commercial loan offices located throughout Virginia. These locations provide a wide range of banking services to individuals and businesses. $680 million Loan Originations in 2025 Mortgage Banking C&F Mortgage and C&F Select provide mortgage loan origination services through offices located in Virginia and the surrounding states. Lender Solutions is a growing division of C&F Mortgage that provides mortgage loan origination as a service to community financial institutions. $461 million Loan Portfolio Consumer Finance C&F Finance provides automobile loans through indirect lending programs offered primarily in the Mid-Atlantic, Midwest and Southern United States through its office in Henrico, Virginia. $658 million Assets Under Management (AUM) Wealth Management C&F Wealth Management is a full-service brokerage firm offering a comprehensive range of wealth management services through third-party service providers primarily at C&F Bank branch locations.

First Quarter 2026 Investor Presentation

Segments

	Three Months Ended March 31, 2026					
(Dollars in thousands)	Community Banking	Mortgage Banking	Consumer Finance	Other	Eliminations	Consolidated
Interest income	$ 26,172	$ 540	$ 12,218	$ —	$ 216	$ 39,146
Interest expense	10,335	—	—	1,102	—	11,437
Net interest income before allocation	15,837	540	12,218	(1,102)	216	27,709
Net interest allocation[1]	5,784	(232)	(5,552)	—	—	—
Net interest income	21,621	308	6,666	(1,102)	216	27,709
Gain on sales of loans	—	2,729	—	—	(184)	2,545
Other noninterest income	4,496	1,705	154	(300)	(50)	6,005
Net revenue	26,117	4,742	6,820	(1,402)	(18)	36,259
Provision for credit losses	300	—	3,300	—	—	3,600
Salaries and employee benefits	10,117	2,262	2,032	(54)	—	14,357
Occupancy expense	1,854	215	146	—	—	2,215
Data processing	2,473	372	321	9	—	3,175
Professional fees	640	28	194	55	—	917
Insurance expense	380	19	31	—	—	430
Marketing and advertising expenses	420	112	15	—	—	547
Loan processing and collection expenses	39	360	474	—	—	873
Provision for indemnifications	—	(35)	—	—	—	(35)
Other segment items	1,157	189	415	93	(18)	1,836
Total noninterest expense	17,080	3,522	3,628	103	(18)	24,315
Income (loss) before taxes	8,737	1,220	(108)	(1,505)	—	8,344
Income tax expense (benefit)	1,627	310	(27)	(360)	—	1,550
Net income (loss)	$ 7,110	$ 910	$ (81)	$ (1,145)	$ —	$ 6,794

1. Interest expense is allocated to the mortgage banking and consumer finance segments through borrowing from the community banking segment.

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First Quarter 2026 Investor Presentation

Segments

	Three Months Ended March 31, 2025					
(Dollars in thousands)	Community Banking	Mortgage Banking	Consumer Finance	Other	Eliminations	Consolidated
Interest income	$ 23,384	$ 339	$ 12,123	$ —	$ 142	$ 35,988
Interest expense	10,381	—	—	597	—	10,978
Net interest income before allocation	13,003	339	12,123	(597)	142	25,010
Net interest allocation[1]	5,754	(72)	(5,682)	—	—	—
Net interest income	18,757	267	6,441	(597)	142	25,010
Gain on sales of loans	—	1,985	—	—	(138)	1,847
Other noninterest income	4,230	1,136	177	222	(39)	5,726
Net revenue	22,987	3,388	6,618	(375)	(35)	32,583
Provision for credit losses	100	—	2,900	—	—	3,000
Salaries and employee benefits	9,279	1,792	1,977	435	—	13,483
Occupancy expense	1,830	213	150	—	—	2,193
Data processing	2,342	226	290	8	—	2,866
Professional fees	724	26	91	80	—	921
Insurance expense	416	30	45	—	—	491
Marketing and advertising expenses	384	140	5	—	—	529
Loan processing and collection expenses	42	230	411	—	—	683
Provision for indemnifications	—	(25)	—	—	—	(25)
Other segment items	1,215	177	436	107	(17)	1,918
Total noninterest expense	16,232	2,809	3,405	630	(17)	23,059
Income (loss) before taxes	6,655	579	313	(1,005)	(18)	6,524
Income tax expense (benefit)	1,210	148	87	(312)	(4)	1,129
Net income (loss)	$ 5,445	$ 431	$ 226	$ (693)	$ (14)	$ 5,395

1. Interest expense is allocated to the mortgage banking and consumer finance segments through borrowing from the community banking segment.

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Quarterly Trends First Quarter 2026 Investor Presentation * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” Earnings per Share (EPS) ($) $1.66 $2.37 $2.18 $2.07 $2.08 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Return on Average Assets (ROAA) (%) 0.84 1.18 1.06 0.97 0.97 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Net Interest Margin (NIM) (%) 4.16 4.27 4.24 4.20 4.27 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Return on Average Tangible Common Equity (ROATCE) * (%) 10.65 14.70 13.07 11.67 11.28 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 11

Earnings First Quarter 2026 Investor Presentation Return on Average Equity (ROAE) (%) Earnings per Share (EPS) ($) Return on Average Assets (ROAA) (%) Return on Average Tangible Common Equity (ROATCE) * (%) * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” ** Annualized, year-to-date $8.29 $6.92 $6.01 $8.29 $1.66 $2.08 2022 2023 2024 2025 Mar-25 YTD Mar-26 YTD 1.27 0.99 0.80 1.01 0.84 0.97 2022 2023 2024 2025 Mar-25** Mar-26** 14.84 11.68 9.02 11.11 9.35 10.19 2022 2023 2024 2025 Mar-25** Mar-26** 17.31 13.58 10.37 12.53 10.65 11.28 2022 2023 2024 2025 Mar-25** Mar-26** 12

Tangible Book Value First Quarter 2026 Investor Presentation Dividends per Share ($) * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” ** Annualized, year-to-date $1.64 $1.76 $1.76 $1.84 $1.92 2022 2023 2024 2025 Mar-26** 13 $48.54 $56.40 $61.86 $72.60 $73.70 2022 2023 2024 2025 Mar-26 Tangible Book Value per Share* ($) $4.51 $7.51 $7.95 $0.00 $0.31 2022 2023 2024 2025 Mar-26 Share Repurchases ($ mil) 13.7% CAGR

$1.60 $1.70 $1.88 $2.01 $2.04 2022 2023 2024 2025 Mar-26 Bank Finance $2.33 $2.44 $2.56 $2.77 $2.81 2022 2023 2024 2025 Mar-26 $2.00 $2.07 $2.17 $2.35 $2.40 2022 2023 2024 2025 Mar-26 Balance Sheet First Quarter 2026 Investor Presentation Deposits ($bil) Total Assets ($bil) 5.9% CAGR 5.7% CAGR 7.8% CAGR Loans HFI Net ($bil) 14 82% 84% 88% 88% 86% 2022 2023 2024 2025 26-Mar Loan to Deposit Ratio (%)

Securities First Quarter 2026 Investor Presentation U.S. Treasury securities 1% U.S. Government Agencies and corporations 11% Mortgage-backed securities 47% Obligations of states and political subdivision 34% Corporate and other debt securities 7% The weighted average life and the total effective duration of the portfolio are 5.1 years and 3.7 years, respectively, as of March 31, 2026. Composition (% of Total Securities) (Mar-26) Yield (%) 1.96 2.37 2.65 3.11 3.42 2022 2023 2024 2025 Mar-26 QTD Maturities and Weighted Average Yield* ($ mil) (Mar-26) 15 $83.5 $186.7 $145.5 $69.8 3.01% 2.84% 3.92% 4.57% Maturing within 1 year Maturing after 1 year, but within 5 years Maturing after 5 years, but within 10 years Maturing after 10 years * Information is presented at amortized cost, by the earlier of contractual maturity or expected maturity, which may differ because borrowers have the right to prepay obligations with or without penalties.

Loan Portfolio Trends First Quarter 2026 Investor Presentation CRE-Owner Occupied 6% CRE-Nonowner Occupied 36% AD&C 11% Residential Mortgage 15% Commercial Business 5% Equity Lines 3% Consumer Finance Auto 20% Consumer Finance Marine and RV 3% Other Consumer 1% Composition (% of Total Loans) (Mar-26) Loans, Gross ($ bil) $1.64 $1.74 $1.92 $2.05 $2.08 2022 2023 2024 2025 Mar-26 QTD 16 ($ mil) Amount % of CRE % of Total Multifamily $175,804 18.6% 8.5% Retail 159,662 16.9 7.7 Office 122,183 12.9 5.9 1-4 Family Investment Properties 105,083 11.1 5.1 Hotels 102,136 10.8 4.9 Industrial/warehouse 87,322 9.2 4.2 Mini-Storage 69,409 7.3 3.3 Medical Office 45,284 4.8 2.2 Other 79,022 8.4 3.8 Commercial & Construction Commercial Concentrations Total CRE was 267% of total risk-based capital as of March 31, 2026. The average CRE loan was $982,000 as of March 31, 2026.

Loan Yields First Quarter 2026 Investor Presentation Yield (%) 5.85 6.49 6.75 6.73 6.69 4.32 5.12 5.49 5.56 5.57 9.84 9.97 10.42 10.59 10.67 2022 2023 2024 2025 Mar-26 QTD Consolidated Bank Finance 17

Asset Quality First Quarter 2026 Investor Presentation 0.01 0.03 0.02 0.19 0.19 0.07 0.07 0.13 0.22 0.20 2022 2023 2024 2025 Mar-26 Bank Finance 0.04 0.01 0.01 0.02 0.01 0.01 0.01 0.00 3.05 1.54 -0.14 0.59 1.99 2.62 2.59 2.98 2019 2020 2021 2022 2023 2024 2025 Mar-26* Bank Finance 1.25 1.26 1.20 1.10 1.09 5.47 5.03 4.86 4.79 4.80 2.48 2.28 2.09 1.93 1.91 2022 2023 2024 2025 Mar-26 Bank Finance Consolidated ACL Nonaccruals (% of Total Loans) Net Charge-offs (% of Average Loans) Allowance for Credit Losses (ACL) (% of Total Loans) Amendments to ASC 326 (“CECL”) were adopted by the Corporation on January 1, 2023. * Annualized, year-to-date 18 0.72% 0.59% 0.21% 0.13% 0.13% 2022 2023 2024 2025 26-Mar Criticized & Classified Loans (% of Total Loans)

Consumer Finance Loan Portfolio First Quarter 2026 Investor Presentation The consumer finance segment made a strategic decision over the past few years to focus on higher credit quality customers. * Refer to the Allowance for Credit Losses footnote in the Corporation’s Annual Report on Form 10-K for a more detailed description of the consumer finance segment’s credit quality indicators. 28% 21% 14% 9% 7% 5% 4% 4% 33% 30% 28% 24% 22% 19% 19% 18% 24% 24% 28% 29% 29% 29% 29% 29% 8% 11% 15% 22% 25% 28% 29% 30% 7% 14% 15% 16% 17% 19% 19% 19% 2019 2020 2021 2022 2023 2024 2025 Mar-26 Credit Score at Origination Marginal (<580) Fair (580-624) Fairly Good (625-669) Good (670-739) Very Good (>739) 19

Deposits First Quarter 2026 Investor Presentation 0.23 0.60 0.82 0.98 1.02 0.76 2.79 4.10 3.65 3.39 0.26 1.02 1.80 1.75 1.69 2022 2023 2024 2025 Mar-26 QTD Savings and interest bearing Time Total Deposits 30% 27% 24% 23% 24% 51% 41% 38% 39% 38% 19% 32% 38% 38% 38% $2.00 $2.07 $2.17 $2.35 $2.40 2022 2023 2024 2025 Mar-26 Noninterest bearing Savings and interest bearing Time Deposit Composition ($ bil) 20 Cost of Deposits (%)

1.90% 1.85% 1.81% 1.72% 1.73% 1.73% 1.69% 0.0% 4.6% 8.9% 18.4% 15.9% 11.9% 12.2% Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Total Deposits Cost of Deposits Cumulative Deposit Beta Deposit Trends First Quarter 2026 Investor Presentation 2.54% 2.48% 2.41% 2.30% 2.29% 2.27% 2.21% 0.0% 5.8% 12.8% 23.9% 24.7% 18.4% 19.0% Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Interest-Bearing Deposits Cost of Deposits Cumulative Deposit Beta From the beginning of the Federal Reserve’s rate increases in March, 2022, cumulative deposit betas reached a peak of 33.3% and 44.1% in September, 2024 for total deposits and interest-bearing deposits, respectively. Cumulative deposit beta is calculated as the decrease in the rate paid on the respective deposits for each period presented divided by the incremental decrease in the Federal Reserve rate since September, 2024. 21

Granular Deposit Base First Quarter 2026 Investor Presentation 70% 6% 24% Insured Uninsured, secured Public Funds All other uninsured 22 Total Deposits $2.40 Billion As of 3/31/26 A strength of our franchise is our well diversified deposit base… …with limited concentration and granular customer base providing a stable source of funding Consumer Deposits Customer Base ~70,900 Consumer Accounts Granular Deposit Base $20,000 Average Account balance Commercial Deposits Customer Base ~14,400 Commercial Accounts Granular Deposit Base $67,000 Average Account balance

Capital – Bank First Quarter 2026 Investor Presentation 13.6% 13.4% 6.5% 4.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2025 Mar-26 CET 1 Risk-based Capital Ratio 11.1% 11.1% 5.0% 4.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2025 Mar-26 Tier 1 Leverage Ratio 14.8% 14.7% 10% 8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2025 Mar 26 Total Risk-based Capital Ratio Well Capitalized Minimum Minimum Capital Ratio 23 $1.80 $1.92 $2.10 $2.23 $2.28 2022 2023 2024 2025 Mar-26 Risk-Weighted Assets ($ bil)

8.59% 8.59% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 2025 Mar-26 TCE Ratio Capital – Corporation First Quarter 2026 Investor Presentation 10.0% 10.1% 4.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2025 Mar-26 Tier 1 Leverage Ratio 11.0% 11.0% 4.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2025 Mar-26 CET 1 Risk-based Capital Ratio 15.2% 15.1% 8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2025 Mar-26 Total Risk-based Capital Ratio Minimum Capital Ratio 24

5.85 6.49 6.75 6.73 6.69 1.96 2.37 2.65 3.11 3.42 0.38 1.43 2.42 2.32 2.21 4.27 4.31 4.12 4.21 4.27 2022 2023 2024 2025 Mar-26 QTD Yield on Loans Yield on securities Cost of Interest Bearing Deposits NIM NIM, Yields, and Costs (%) Net Interest Income and Net Interest Margin (NIM) Trends First Quarter 2026 Investor Presentation 25

Noninterest Income Trends First Quarter 2026 Investor Presentation 21% 21% 20% 18% 19% 18% 20% 20% 20% 18% 20% 18% 41% 34% 34% 40% 39% 49% 8% 9% 10% 9% 10% 9% 9% 17% 16% 15% 12% 5% $29,212 $29,615 $30,538 $34,631 $7,573 $8,550 2022 2023 2024 2025 Mar-25 YTD Mar-26 YTD Interchange income Service charges and fees Mortgage banking income Wealth management income Other income Noninterest Income ($mil) Gain on Sale of Loans ($mil) Lender Solutions Fee Income ($ mil) 26 85% 89% 90% 88% 89% 79% 15% 11% 10% 12% 11% 21% $697.3 $498.8 $527.8 $680.2 $113.8 $179.6 2022 2023 2024 2025 Mar-25 YTD Mar-26 YTD Purchases Refinancings $1.7 $2.0 $2.0 $2.9 $0.5 $0.8 2022 2023 2024 2025 Mar-25 YTD Mar-26 YTD Originations ($ mil) Lender Solutions active clientele included 22 community financial institutions as of March 31, 2026 $7.5 $5.8 $6.1 $8.0 $1.8 $2.5 2022 2023 2024 2025 Mar-25 YTD Mar-26 YTD

Funding Sources First Quarter 2026 Investor Presentation * The Corporation may rely on brokered deposits on a limited basis as a means of maintaining and diversifying liquidity and funding sources. Internal policy limits brokered deposits to 20 percent of total deposits. Available Used Net Availability March 31, 2026 ($ in thousands) Excess cash reserves $62,141 $ - $62,141 Borrowings from FHLB 282,641 30,000 252,641 Borrowings from Federal Reserve Bank 353,760 - 353,760 Unsecured federal funds agreements 75,000 - 75,000 Unpledged securities 351,497 - 351,497 Total Liquidity Sources $1,125,039 $30,000 $1,095,039 Uninsured and Uncollateralized Deposits $578,395 Coverage Ratio 189% Brokered deposits * $595,372 $17,968 $577,630 27

Financial Summary – Balance Sheet First Quarter 2026 Investor Presentation 28 As of March 31, December 31, September 30, June 30, March 31, ($ thousands) 2026 2025 2025 2025 2025 Balance Sheet Interest-bearing deposits in other banks $ 62,141 $ 65,510 $ 80,843 $ 62,289 $ 62,490 Securities - available for sale, at fair value 470,619 458,111 439,034 434,506 431,513 Loans held for sale, at fair value 56,120 40,911 33,478 44,757 27,278 Loans, net: Community banking segment 1,596,842 1,572,883 1,527,809 1,513,082 1,463,679 Consumer finance segment 438,545 442,016 440,968 439,005 439,604 Total loans, net of allowance for credit losses 2,035,387 2,014,899 1,968,777 1,952,087 1,903,283 Other assets 189,481 189,063 189,160 192,753 187,966 Total assets $ 2,813,748 $ 2,768,494 $ 2,711,292 $ 2,686,392 $ 2,612,530 Deposits: Noninterest-bearing demand deposits $ 568,420 $ 543,673 $ 558,013 $ 555,759 $ 579,638 Savings and interest-bearing deposits 907,732 905,683 870,267 857,613 809,449 Time deposits 923,304 896,367 869,755 842,942 827,567 Total deposits 2,399,456 2,345,723 2,298,035 2,256,314 2,216,654 Short term borrowings 20,000 20,000 20,000 42,642 35,909 Lont term borrowings 57,750 67,842 67,922 78,018 58,080 Trust preferred capital notes 25,501 25,493 25,484 25,475 25,466 Other liabilities 44,929 47,088 45,964 43,027 41,150 Total liabilities 2,547,636 2,506,146 2,457,405 2,445,476 2,377,259 Total equity 266,112 262,348 253,887 240,916 235,271 Total liabilities and equity $ 2,813,748 $ 2,768,494 $ 2,711,292 $ 2,686,392 $ 2,612,530

Financial Summary – Income Statement First Quarter 2026 Investor Presentation 29 For the Three Months Ended March 31, December 31, September 30, June 30, March 31, ($ thousands, except per share data) 2026 2025 2025 2025 2025 Income Statement Interest income: $ 34,715 $ 34,842 $ 34,683 $ 33,716 $ 32,382 Interest and fees on loans 651 864 719 413 502 Interest on interest-bearing deposits in other banks 3,780 3,615 3,381 3,278 3,104 Interest and dividends on securities 39,146 39,321 38,783 37,407 35,988 Total interest income Interest expense: 2,263 2,328 2,226 2,006 1,805 Savings and interest-bearing deposits 7,586 7,857 7,725 7,547 7,964 Time deposits 1,236 1,259 1,296 988 859 Borrowings 352 359 362 358 350 Trust preferred capital notes 11,437 11,803 11,609 10,899 10,978 Total interest expense 27,709 27,518 27,174 26,508 25,010 Net interest income 3,600 3,550 2,900 2,100 3,000 Provision for credit losses 24,109 23,968 24,274 24,408 22,010 Net interest income after provision for credit losses

Financial Summary – Income Statement First Quarter 2026 Investor Presentation 30 For the Three Months Ended March 31, December 31, September 30, June 30, March 31, ($ thousands, except per share data) 2026 2025 2025 2025 2025 Income Statement Noninterest income: Gain on sales of loans 2,545 1,778 1,896 2,458 1,847 Interchange income 1,577 1,580 1,610 1,621 1,475 Service charges on deposit accounts 1,020 1,052 1,049 1,022 990 Investment income from other equity interests 372 210 197 127 207 Mortgage banking fee income 850 732 735 888 570 Wealth management services income, net 808 820 795 756 732 Mortgage lender services income 820 784 768 762 536 Other service charges and fees 504 504 520 551 498 Other income, net 54 906 1,274 1,663 718 Total noninterest income 8,550 8,366 8,844 9,848 7,573 Noninterest expense Salaries and employee benefits 14,357 14,027 14,420 14,846 13,483 Occupancy 2,215 2,265 2,245 2,099 2,193 Data processing 3,175 3,081 3,026 2,989 2,866 Professional fees 917 876 901 1,001 921 Insurance expense 430 415 399 416 491 Marketing and advertising expenses 547 625 660 549 529 Loan processing and collection expenses 873 878 831 745 683 Other 1,801 2,074 1,808 1,985 1,893 Total noninterest expense 24,315 24,241 24,290 24,630 23,059 Income before taxes 8,344 8,093 8,828 9,626 6,524 Income tax expense 1,550 1,377 1,715 1,859 1,129 Net income $ 6,794 $ 6,716 $ 7,113 $ 7,767 $ 5,395 Earnings per share $ 2.08 $ 2.07 $ 2.18 $ 2.37 $ 1.66

Financial Summary – Ratios First Quarter 2026 Investor Presentation 31 As of or For the Three Months Ended March 31, December 31, September 30, June 30, March 31, 2026 2025 2025 2025 2025 Balance Sheet Metrics Loans/Deposits 86.5% 87.6% 87.4% 88.3% 87.7% Tangible common equity/tangible assets 8.59% 8.59% 8.46% 8.05% 8.06% Key performance ratios Net interest margin 4.27% 4.20% 4.24% 4.27% 4.16% Efficiency ratio 67.1% 67.6% 67.4% 67.7% 70.8% Annualized return on average assets 0.97% 0.97% 1.06% 1.18% 0.84% Annualized return on average equity 10.19% 10.41% 11.60% 13.06% 9.35% Annualized return on average tangible common equity 11.28% 11.67% 13.07% 14.70% 10.65% Dividend payout ratio on common stock 23.1% 22.2% 21.1% 19.4% 27.7% Tangible book value per common share $ 73.70 $ 72.60 $ 70.15 $ 66.12 $ 64.39

At C&F, we believe in hard work and in supporting one another. We believe that when we put people first, we all grow and move toward our goals. We believe expertise is important, but so are people — because when we focus on them, everything else falls into place. We’re here to help our communities, our neighbors, and our team members focus on what matters most. To us, that’s you. It’s always you. 32

Reconciliation of Non-GAAP Disclosures First Quarter 2026 Investor Presentation 33 For the Year Ended For the Three Months Ended ($ thousands) 2022 2023 2024 2025 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Return on Average Tangible Common Equity Average total equity, as reported $ 197,876 $ 203,261 $ 220,856 $ 243,033 $ 230,795 $ 237,823 $ 245,218 $ 257,974 $ 266,763 Average goodwill (25,191) (25,191) (25,191) (25,191) (25,191) (25,191) (25,191) (25,191) (25,191) Average other intangible assets (1,820) (1,538) (1,273) (1,017) (1,118) (1,045) (985) (924) (896) Average noncontrolling interest (737) (675) (649) (693) (637) (652) (538) (479) (590) Average tangible common equity $ 170,128 $ 175,857 $ 193,743 $ 216,132 $ 203,849 $ 210,935 $ 218,504 $ 231,380 $ 240,086 Net income $ 29,369 $ 23,746 $ 19,918 $ 26,991 $ 5,395 $ 7,767 $ 7,113 $ 6,716 $ 6,794 Amortization of intangibles 298 273 260 238 62 63 63 50 25 Net income attributable to noncontrolling interest (210) (142) (84) (156) (27) (76) (38) (15) (47) Net income attributable to C&F Financial Corporation $ 29,457 $ 23,877 $ 20,094 $ 27,073 $ 5,430 $ 7,754 $ 7,138 $ 6,751 $ 6,772 Annualized return on average tangible common equity 17.31% 13.58% 10.37% 12.53% 10.65% 14.70% 13.07% 11.67% 11.28%

First Quarter 2026 Investor Presentation

Reconciliation of Non-GAAP Disclosures

	As of							
($ thousands)	**Dec-22**	**Dec-23**	**Dec-24**	**Dec-25**	**Mar-25**	**Jun-25**	**Sep-25**	**Mar-26**
Tangible Common Equity (TCE) / Tangible Assets (TA)								
Total equity, as reported	$ 196,233	$ 217,516	$ 226,970	$ 262,348	$ 235,271	$ 240,916	$ 253,887	$ 266,112
Goodwill	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)
Other intangible assets	(1,679)	(1,407)	(1,147)	(909)	(1,084)	(1,022)	(959)	(884)
Noncontrolling interest	(599)	(638)	(610)	(595)	(637)	(603)	(604)	(642)
Tangible common equity	$ 168,764	$ 190,280	$ 200,022	$ 235,653	$ 208,359	$ 214,100	$ 227,133	$ 239,395
Total assets, as reported	$2,332,317	$ 2,438,498	$2,563,374	$2,768,494	$ 2,612,530	$ 2,686,392	$ 2,711,292	$ 2,813,748
Goodwill	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)
Other intangible assets	(1,679)	(1,407)	(1,147)	(909)	(1,084)	(1,022)	(959)	(884)
Noncontrolling interest	(599)	(638)	(610)	(595)	(637)	(603)	(603)	(642)
Tangible assets	$2,304,848	$ 2,411,262	$2,536,426	$2,741,799	$ 2,585,618	$ 2,659,576	$ 2,684,539	$ 2,787,031
Tangible Common Equity (TCE) / Tangible Assets (TA)	7.32%	7.89%	7.89%	8.59%	8.06%	8.05%	8.46%	8.59%
Tangible Book Value Per Share								
Equity attributable to C&F Financial Corporation	$ 195,634	$ 216,878	$ 226,360	$ 261,753	$ 234,634	$ 240,313	$ 253,283	$ 265,470
Less goodwill	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)
Less other intangible assets	(1,679)	(1,407)	(1,147)	(909)	(1,084)	(1,022)	(959)	(884)
Tangible equity attributable to C&F Financial Corporation	$ 168,764	$ 190,280	$ 200,022	$ 235,653	$ 208,359	$ 214,100	$ 227,133	$ 239,395
Shares outstanding	3,476,614	3,374,098	3,233,672	3,245,972	3,235,781	3,238,085	3,237,634	3,248,149
Book value per share	$ 56.27	$ 64.28	$ 70.00	$ 80.64	$ 72.51	$ 74.21	$ 78.23	$ 81.73
Tangible book value per share	$ 48.54	$ 56.40	$ 61.86	$ 72.60	$ 64.39	$ 66.12	$ 70.15	$ 73.70

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